LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Supplement dated January 28, 2011

to the Summary Prospectus, Prospectus and

Statement of Additional Information dated May 1, 2010

Effective January 31, 2011, the Lord Abbett Developing Local Markets Fund will change its name to “Lord Abbett Emerging Markets Currency Fund.” As of such date, all references to the term “Fund” or to “Developing Local Markets Fund” in the Summary Prospectus, Prospectus and Statement of Additional Information shall mean and refer to “Emerging Markets Currency Fund.”

Please retain this document for your future reference.